Federal Home Loan Bank of Indianapolis Financial Update presented by Milton J. Miller President - CEO August 11, 2009 Exhibit 99.1

www.fhlbi.com 2 Building Partnerships. Serving Communities. Welcomed 11 new institutions as members 3 commercial banks 3 credit unions 5 insurance companies Compares to 15 new members in 2008

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Building Partnerships. Serving Communities.
Total Advances (at par)
$0
$5
$10
$15
$20
$25
$30
2Q07 4Q07 2Q08 4Q08 1Q09 2Q09
73% 75%
74%
72%
71% 70%
Top 25 Borrowers
$ in billions
$22.1
$26.4
$29.8 $30.0
$26.7
$25.1

www.fhlbi.com 4 Building Partnerships. Serving Communities. $150 $200 $250 $300 $350 $400 $450 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 $ in millions Letters of Credit

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Building Partnerships. Serving Communities.
0
20
40
60
80
100
120
140
2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 4Q2008 1Q2009 2Q2009
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Balances ($M) #Members
Mortgage Purchase Program
Members - Approved Members - Sellers Balance
1
Excludes MPF balances
1

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Building Partnerships. Serving Communities.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Fannie Freddie FHLBI
Conventional Loan Delinquency
90+
days including foreclosures
June-December ‘07
2008
January-June ‘09

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Building Partnerships. Serving Communities.
Losses Paid
by LRA
LRA Collected
LRA Returned
to Members
LRA Balance
End of Period
MPP Lender Risk Account
in dollars
2005 6,162,734 562,094 1,156,373 13,349,021
2006 6,469,625 882,158 937,295 17,999,193
2007 6,443,840 513,475 2,839,153 21,090,405
2008 6,033,862 1,956,987 3,274,836 21,892,444
YTD 2009 2,800,045 872,798 685,312 23,134,379
Total: 27,910,106 4,787,512      8,892,969

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Building Partnerships. Serving Communities.
5.7
5.6
5.8
4.5
3.3
1.1
1.0
0.9
2.2
2.3
$0
$1
$2
$3
$4
$5
$6
$7
$8
2005 2006 2007 2008 Jun-09
Private-label MBS Agency MBS
Mortgage-backed Securities
$ in billions

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Building Partnerships. Serving Communities.
$5,569.0 136
864.2 18 Below Investment Grade
464.9 9 BBB
90.3 1 A
236.6 4 AA
1,623.0 53 AAA
$2,290.0 51 Agency
MBS Portfolio Rating
as of June 30, 2009
Balance
(in millions) Rating
Number
of Issues

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Building Partnerships. Serving Communities.
Regulatory Capital Stock
& Retained Earnings
$ in millions
(1) Mandatorily Redeemable Stock is classified as a liability on our Statement of Condition in accordance with
Generally Accepted Accounting Principles.
(1)
2,128.3
2,173.6
1,879.4
1,897.1
1,908.4
206.5
206.4
539.1
538.4
556.2
242.8
263.8
282.7
285.9
328.5
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2Q08 3Q08 4Q08 1Q09 2Q09
Capital Stock Mandatorily Redeemable Stock Retained Earnings

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Building Partnerships. Serving Communities.
Interest Income $660.3 $1,125.2
Interest Expense 519.0 985.3
Net Interest Income 141.3 139.9 1.0%
Other Income (16.6) 3.3
Operating Expenses 19.7 16.8
Other Expenses 2.3 2.3
Income Before Assessments 102.7 124.1 -17.2%
Assessments
     AHP 9.1 10.6
     REFCORP 18.7 22.7
Total Assessments 27.8 33.3
Net Income $74.9 $90.8 -17.5%
Six Months
Ended
6/30/09
Six Months
Ended
6/30/08 % change
Income
$ in millions

www.fhlbi.com 12 Building Partnerships. Serving Communities. 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% LIBOR Dividend Dividend Rate vs 3 Month LIBOR

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Building Partnerships. Serving Communities.
FHLBank Regulatory Capital Ratios
as of March 31, 2009
0%
1%
2%
3%
4%
5%
6%
5.2%
4.7%
5.3%
4.6%
4.9% 4.9%
4.3%
4.7%
4.2%
5.3%
5.2%
System
Average
4.9%*
*Excludes Chicago

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Building Partnerships. Serving Communities.
-10%
-5%
0%
5%
10%
2008 Return on Average Equity
(with FAS 150 Stock)
8.14%
5.73%
4.95%
3.88%
3.52%
2.95%
2.52%
1.17%
0.45%
-3.17%
-4.12%
-7.84%
2.19%

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Building Partnerships. Serving Communities.
Celebrating 20 Years of AHP
Legislation signed Aug. 9, 1989
AHP funded with 10% of net income
Record AHP subsidy for 2009
$14.2 M for competitive program
$7.6 M for set-aside programs
$142.3 M awarded through the competitive
program has helped to create 20,549
apartments and homes in Indiana,
Michigan, and surrounding states

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Building Partnerships. Serving Communities.
FHLBI Board Elections
Board composition
Elected by members
Finance Agency role
20% requirement for Independent
Director election
Election forms for Affordable Housing
Advisory Council and Independent
Directors available at www.fhlbi.com

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Building Partnerships. Serving Communities.
FHLBI Board Elections
State
Member
Directorships
2009    2010
Member
Directors to be
Elected in 2009
Indiana           5          5 2
Michigan           6          5 0
District Total         11        10 2
Independent
Directorships
2009    2010
Independent
Directors to be
Elected in 2009
District Total           8          8 2

www.fhlbi.com 18 Building Partnerships. Serving Communities. Looking Forward Regulatory change and restructuring Clarity on credit Economic recovery Profitable new business

19 Building Partnerships. Serving Communities. Questions

Building Partnerships. Serving Communities.
Thank you!
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specifically reports on Form 10-K and Form 10-Q including risk factors that could cause actual
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The financial information contained within this presentation is unaudited.